As filed with the Securities and Exchange Commission on _________________
                                                     Registration No. __________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           CLICKABLE ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                                     82-0290939
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                            711 South Columbus Avenue
                             Mount Vernon, NY 10550
                                 (914) 699-5190
                    (Address of Principal Executive Offices)

                           Clickable Enterprises, Inc.
                                 2006 Stock Plan
                            (Full title of the plan)

                                   Guy Pipolo
                             Chief Financial Officer
                            711 South Columbus Avenue
                             Mount Vernon, NY 10550
                                 (914) 699-5190
 (Name, address and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

==============================================================================================================
        Title of                                  Proposed maximum      Proposed maximum
    securities to be          Amount to be         offering price           aggregate           Amount of
       registered            Registered (1)        per share (2)       offering price (2)      registration
                                                                                                 fee (2)
------------------------- --------------------- --------------------- ---------------------- -----------------
Common Stock, $.001 par    50,000,000 shares           $0.024              $1,200,000            $144.00
         value
==============================================================================================================

(1) This Registration Statement covers, in addition to the number of shares of Common Stock stated above, options to purchase or acquire the shares of Common Stock covered by the Prospectus. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also relates to an indeterminate amount of shares of Common Stock that may be issued, without receipt of consideration, upon the occurrence of certain events, including a stock split, stock dividend, merger, reorganization, consolidation, reclassification or similar transactions.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) of the Securities Act and computed in accordance with Rule 457(c) of the Securities Act on the basis of the average of the high and low sales prices of the shares of Common Stock as reported on January 31, 2006.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

            Pursuant to Rule 428(b)(1), promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the documents containing the information specified in Part I of Form S-8 will be sent or given to employees, as specified in such Rule, in the form of a prospectus that meets the requirements of Section 10(a) of the Securities Act. In accordance with the Note which precedes the instructions to Part I of Form S-8, the documents containing the information specified in Part I of Form S-8 have not been filed with the Securities and Exchange Commission either as part of this Registration Statement or as a prospectus or prospectus supplement. These documents, which include the statement of availability required by Item 2 of Form S-8, and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.     Incorporation of Documents by Reference.

            The following documents have previously been filed by Clickable Enterprises, Inc. (the "Registrant" or the "Corporation") with the Securities and Exchange Commission (the "Commission") under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and are hereby incorporated by reference in this Registration Statement as of their respective dates:

      (a) The Registrant's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, filed with the Commission on July 14, 2005;

      (b) The Registrant's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005 filed with the Commission on August 24, 2005;

      (c) The Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 filed with the Commission on November 18, 2005;

      (d) The Registrant's Current Reports on Form 8-K filed with the Commission on July 7, 2005, July 25, 2005, September 23, 2005, October 28, 2005, and November 11, 2005; and

      (e) The Registrant's Amended Current Report on Form 8-K/A filed with the Commission on January 26, 2006; and

      (f) The description of the Registrant's Common Stock contained in its Registration Statement on SB-2, under the Securities Act of 1933 filed on January 9, 2004, including any amendment thereto.

            All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered by this Registration Statement have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part thereof from the date of filing such documents.

            Any statement contained in a document all or a portion of which is incorporated or deemed to be incorporated by reference in this Registration Statement shall be deemed to be modified or superceded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which is or is deemed to be incorporated by reference herein modifies or supercedes such statement. Any such statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute a part of this Registration Statement.

Item 4.     Description of Securities.

            The shares of Common Stock are registered pursuant to Section 12(g) of the Exchange Act and, therefore, the description of the shares of Common Stock is omitted.

Item 5.     Interests of Named Experts and Counsel.

            Not applicable.

Item 6.     Indemnification of Directors and Officers.

            Our certificate of incorporation provides that we shall indemnify our directors provided that the indemnification shall not eliminate or limit the liability of a director (a) for any breach of the director's duty or loyalty to the corporation or its stockholders, (b) for acts of omission not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under
Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit.

            Section  145 of the  Delaware  General  Corporation  Law  permits  a corporation, under specified circumstances, to indemnify its directors, officers, employees or agents against expenses (including attorney's fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by them in connection with any action, suit or proceeding brought by third parties by reason of the fact that they were or are directors, officers, employees or agents of the corporation, if these directors, officers, employees or agents acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reason to believe their conduct was unlawful. In a derivative action, i.e., one by or in the right of the corporation, indemnification may be made only for expenses actually and reasonably incurred by directors, officers, employees or agent in connection with the defense or settlement of an action or suit, and only with respect to a matter as to which they shall have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged liable to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine upon application that the defendant directors, officers, employees or agents are fairly and reasonably entitled to indemnify for such expenses despite such adjudication of liability.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of our company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

Item 7.     Exemption From Registration Claimed.

            Not applicable.

Item 8.     Exhibits.

Exhibit No. Description
----------  -------------

3(i)(a) Articles of Incorporation (Incorporated by reference to our Registration Statement on Form 10-SB).

3(i)(b) Certificate of Amendment (Incorporated by reference to our Registration statement on Form SB-2).

3(i)(c)     Certificate of Designations,  Preferences,  and Rights of Series A
            Convertible   Preferred   Stock  of  Clickable   Enterprises,   Inc.
            (Incorporated by reference to our Current Report on Form 8-K filed November 16, 2004)

3(ii) Bylaws (Incorporated by reference to our Registration Statement on Form 10-SB).

4.1 Silver Ramona Mining, Inc. 10% Secured Convertible Debenture due June 29, 2003 in the principal sum of $794,119.79, issued to AJW Partners, LLC (Incorporated by reference to our Registration Statement on Form SB-2 filed August 3, 2001).

4.2 Silver Ramona Mining, Inc. 10% Secured Convertible Debenture due June 29, 2003 in the principal sum of $398,829.30, issued to AJW Partners, LLC (Incorporated by reference to our Registration Statement on Form SB-2 filed August 3, 2001).

4.3 Silver Ramona Mining, Inc. 10% Secured Convertible Debenture due August 13, 2003 in the principal sum of $125,000, issued to New Millennium Capital Partners II, LLC (Incorporated by reference to our Current Report on Form 8-K, filed August 14,2001).

4.4 Silver Ramona Mining, Inc. 10% Secured Convertible Debenture due August 13, 2003 in the principal sum of $125,000, issued to AJW Partners, LLC (Incorporated by reference to our Current Report on Form 8-K, filed August 14, 2001).

4.5 Security Agreement among the Company and the Initial Purchasers (Incorporated by reference to our Current Report on Form 8-K, filed July 17, 2001).

4.6 Intellectual Property Security Agreement among the Company and the Initial Purchasers (Incorporated by reference to our Current Report on Form 8-K, filed July 17, 2001).

4.7 Secured Convertible Debenture Purchase Agreement dated as of May 8, 2002 among the Company and AJW Partners, LLC, New Millennium Capital Partners II, LLC, Pegasus Capital Partners, LLC and AJW/New Millennium Offshore Ltd. (the "Subsequent Purchasers") (Incorporated by reference to our Registration Statement on SB-2 filed June 21,
            2002).

4.8 Registration Rights Agreement dated as of May 8, 2002, among the Company and the Subsequent Purchasers (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

Exhibit No. Description
----------  -------------

4.9 Achievement Tec Holdings, Inc. 10% Secured Convertible Debenture due May 8, 2003 in the principal sum of $37,500, issued to New Millennium Capital Partners II, LLC (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.10 Achievement Tec Holdings, Inc. 10% Secured Convertible Debenture due May 8, 2003 in the principal sum of $37,500, issued to AJW Partners, LLC (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.11 Achievement Tec Holdings, Inc. 10% Secured Convertible Debenture due May 8, 2003 in the principal sum of $112,500, issued to Pegasus Capital Partners, LLC (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.12 Achievement Tec Holdings, Inc. 10% Secured Convertible Debenture due May 8, 2003 in the principal sum of $112,500, issued to AJW/New
            Millennium Offshore Ltd. (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.13 Security Agreement among the Company and the Subsequent Purchasers (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.14 Intellectual Property Security Agreement among the Company and the Subsequent Purchasers (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.15        Clickable Enterprises, Inc 2006 Stock Plan.

5.1         Opinion of Eckert Seamans Cherin & Mellot, LLC (including consent)

10.1        Independent   Contractor/Trucking   Agreement   dated   March   2004
            (Incorporated by reference to our Amended Registration Statement on Form SB-2/A filed on May 14, 2004).

10.2 Terminal Agreement dated October 2000 between Clickableoil.com and New Hyde Park Oil Terminal, LLC (Incorporated by reference to our Amended Registration Statement on Form SB-2/A filed on May 14,
            2004).

10.3 Independent Contractor Agreement dated June 2002 between Clic kableoil.com and NexGen Energy, LLC. 10.3 (Incorporated by reference to our Amen ded Registration Statement on Form SB-2/A filed on May 14, 2004).

14.1 Code of Ethics (incorporated by reference to our Form 10-KSB for the year ended March 31, 2005 filed on July 14, 2005).

23.1        Consent of accountants (filed herewith).

23.2        Consent of Eckert Seamans Cherin & Mellot,  LLC (included in Exhibit
            5.1)

(1) In the  case  of  incorporation  by  reference  to  documents  filed  by the
registrant  under  the  Securities  Exchange  Act  of  1934,  as  amended,   the
registrant's file number under the Exchange Act is 000-23737.

      Pursuant to Form S-8, Part II, Item 8(b), the Clickable Enterprises, Inc. 2006 Stock Plan is not subject to the requirements of ERISA, and no action will be taken to qualify said plan under Section 401 of the Internal Revenue Code of 1986, as amended.

Item 9.     Undertakings.

      (a)   The undersigned Registrant hereby undertakes:

            (1) To file, during any period in which it offers or sells securities, a post-effective amendment to this Registration
                  Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information in the Registration Statement; and

                  (iii) To  include   any   additional   or   changed   material
                        information with respect to the plan of distribution not previously disclosed in this Registration Statement;

      Provided, however, That the undertakings set forth in paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

            (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the end of the offering.

                                       ***

            (e) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

            The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains, State of New York, on February 3, 2006.

                                               CLICKABLE ENTERPRISES, INC.

                                               By: /s/
                                                 -------------------------------
                                                        Nicholas Cirillo, Jr.
                                                        President

            Pursuant  to  the   requirements   of  the   Securities   Act,  this
Registration Statement has been signed by the following persons in the capacities and on the date indicated.

 Signature                         Title                                           Date
 ---------                         -----                                           ----
__________________            President, Director                             February 3, 2006
/s/ Nicholas Cirillo, Jr.     (Principal Executive Officer)

__________________            Chief Financial Officer and  Director           February 3, 2006
                              (Principal Financial Officer)
/s/ Guy Pipolo

_________________             Secretary and Director                          February 3, 2006
/s/ David Rodgers

                           CLICKABLE ENTERPRISES, INC.
                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

3(i)(a) Articles of Incorporation (Incorporated by reference to our Registration Statement on Form 10-SB).

3(i)(b) Certificate of Amendment (Incorporated by reference to our Registration statement on Form SB-2).

3(i)(c)     Certificate of Designations,  Preferences,  and Rights of Series A
            Convertible   Preferred   Stock  of  Clickable   Enterprises,   Inc.
            (Incorporated by reference to our Current Report on Form 8-K filed November 16, 2004)

3(ii) Bylaws (Incorporated by reference to our Registration Statement on Form 10-SB).

4.1 Silver Ramona Mining, Inc. 10% Secured Convertible Debenture due June 29, 2003 in the principal sum of $794,119.79, issued to AJW Partners, LLC (Incorporated by reference to our Registration Statement on Form SB-2 filed August 3, 2001).

4.2 Silver Ramona Mining, Inc. 10% Secured Convertible Debenture due June 29, 2003 in the principal sum of $398,829.30, issued to AJW Partners, LLC (Incorporated by reference to our Registration Statement on Form SB-2 filed August 3, 2001).

4.3 Silver Ramona Mining, Inc. 10% Secured Convertible Debenture due August 13, 2003 in the principal sum of $125,000, issued to New Millennium Capital Partners II, LLC (Incorporated by reference to our Current Report on Form 8-K, filed August 14,2001).

4.4 Silver Ramona Mining, Inc. 10% Secured Convertible Debenture due August 13, 2003 in the principal sum of $125,000, issued to AJW Partners, LLC (Incorporated by reference to our Current Report on Form 8-K, filed August 14, 2001).

4.5 Security Agreement among the Company and the Initial Purchasers (Incorporated by reference to our Current Report on Form 8-K, filed July 17, 2001).

4.6 Intellectual Property Security Agreement among the Company and the Initial Purchasers (Incorporated by reference to our Current Report on Form 8-K, filed July 17, 2001).

4.7 Secured Convertible Debenture Purchase Agreement dated as of May 8, 2002 among the Company and AJW Partners, LLC, New Millennium Capital Partners II, LLC, Pegasus Capital Partners, LLC and AJW/New Millennium Offshore Ltd. (the "Subsequent Purchasers") (Incorporated by reference to our Registration Statement on SB-2 filed June 21,
            2002).

4.8 Registration Rights Agreement dated as of May 8, 2002, among the Company and the Subsequent Purchasers (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.9 Achievement Tec Holdings, Inc. 10% Secured Convertible Debenture due May 8, 2003 in the principal sum of $37,500, issued to New Millennium Capital Partners II, LLC (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

Exhibit No.       Description
-----------       -----------

4.10 Achievement Tec Holdings, Inc. 10% Secured Convertible Debenture due May 8, 2003 in the principal sum of $37,500, issued to AJW Partners, LLC (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.11 Achievement Tec Holdings, Inc. 10% Secured Convertible Debenture due May 8, 2003 in the principal sum of $112,500, issued to Pegasus Capital Partners, LLC (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.12 Achievement Tec Holdings, Inc. 10% Secured Convertible Debenture due May 8, 2003 in the principal sum of $112,500, issued to AJW/New
            Millennium Offshore Ltd. (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.13 Security Agreement among the Company and the Subsequent Purchasers (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.14 Intellectual Property Security Agreement among the Company and the Subsequent Purchasers (Incorporated by reference to our Registration Statement on SB-2 filed June 21, 2002).

4.15        Clickable Enterprises, Inc 2006 Stock Plan.

5.1         Opinion of Eckert Seamans Cherin & Mellot, LLC (including consent)

10.1        Independent   Contractor/Trucking   Agreement   dated   March   2004
            (Incorporated by reference to our Amended Registration Statement on Form SB-2/A filed on May 14, 2004).

10.2 Terminal Agreement dated October 2000 between Clickableoil.com and New Hyde Park Oil Terminal, LLC (Incorporated by reference to our Amended Registration Statement on Form SB-2/A filed on May 14,
            2004).

10.3 Independent Contractor Agreement dated June 2002 between Clickableoil.com and NexGen Energy, LLC. 10.3 (Incorporated by reference to our Amended Registration Statement on Form SB-2/A filed on May 14, 2004).

14.1 Code of Ethics (incorporated by reference to our Form 10-KSB for the year ended March 31, 2005 filed on July 14, 2005).

23.1        Consent of accountants (filed herewith).

23.2        Consent of Eckert Seamans Cherin & Mellot,  LLC (included in Exhibit
            5.1)

(1) In the  case  of  incorporation  by  reference  to  documents  filed  by the
registrant  under  the  Securities  Exchange  Act  of  1934,  as  amended,   the
registrant's file number under the Exchange Act is 000-23737.

      Pursuant to Form S-8, Part II, Item 8(b), the Clickable Enterprises, Inc. 2006 Stock Plan is not subject to the requirements of ERISA, and no action will be taken to qualify said plan under Section 401 of the Internal Revenue Code of 1986, as amended.